UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 11, 2025

FERGUSON ENTERPRISES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42200	38-4304133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

751 Lakefront Commons Newport News, Virginia	23606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: +1-757-874-7795
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On September 16, 2025, Ferguson Enterprises Inc. (including its consolidated subsidiaries, the “Company”) issued a press release announcing the Company’s financial results for the quarter and fiscal year ended July 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information disclosed pursuant to this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change in Fiscal Year
On September 11, 2025, the Board of Directors of the Company (the “Board”) approved changing the Company’s fiscal year from a fiscal year ending on July 31 of each year to a fiscal year ending on December 31 of each year. The Company plans to file a transition report on Form 10-KT covering the five-month transition period from August 1, 2025 to December 31, 2025. Prior to filing the transition report, the Company will continue to report its quarterly financial results on Form 10-Q. The Company’s new fiscal year will commence on January 1, 2026.
Amended and Restated Bylaws
On September 11, 2025, in connection with the fiscal year change discussed above, the Board amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”) to provide that the fiscal year of the Company shall end on December 31 of each year, or such other date as may be fixed by time to time by the Board.
A copy of the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the change in fiscal year, the Board has designated April 30, 2026 as the date of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”).
Shareholders who wish to present a proposal in accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for inclusion in our proxy materials to be distributed in connection with the 2026 Annual Meeting must submit their proposal in accordance with Rule 14a-8’s requirements, including ensuring it is received by the Corporate Secretary at the address set forth below no later than 5:00 p.m. Eastern Time on Sunday, November 16, 2025. Proposals should be sent to our Corporate Secretary in writing to Ferguson Enterprises Inc., Attn: Corporate Secretary, 751 Lakefront Commons, Newport News, VA 23606. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
The Bylaws require that shareholders who intend to propose, outside of Rule 14a-8, any proposal, including nominating candidates for election as directors, at the 2026 Annual Meeting must provide notice of such proposals in writing to our Corporate Secretary at the address set forth above no earlier than December 31, 2025, and no later than 5:00 p.m. Eastern Time on January 30, 2026. The notice must comply with the timing, disclosure, procedural and other requirements set forth in the Bylaws, including, if the proposal involves a director nomination, prescribed information required by Rule 14a-19(b) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ferguson Enterprises Inc.
99.1	Press Release dated September 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ferguson Enterprises Inc.
Date:	September 16, 2025	By:	/s/ William Brundage
		Name:	William Brundage
		Title:	Chief Financial Officer